                          WAIVER AND FOURTH AMENDMENT
                              TO CREDIT AGREEMENT

        This Waiver and Fourth Amendment to Credit Agreement, dated as of May 9th, 1997 (this "Agreement") by and among HELLER FINANCIAL, INC. ("Heller"), a Delaware corporation with a place of business at 500 West Monroe Street, Chicago, Illinois 60661, for itself, as Lender and as agent ("Agent") for all Lenders and THOMPSON PBE, INC., a Delaware corporation ("Thompson"), with its principal place of business at 4553 Glencoe Avenue, Suite 200, Marina del Rey, California 90202, and ("Borrower").

                                  WITNESSETH:

        WHEREAS, Borrower and Agent, on behalf of the Lenders, are parties to that certain Credit Agreement dated as of January 6, 1995 (as amended from time to time, the "Credit Agreement"; capitalized terms not otherwise defined herein shall have the definitions provided therefor in the Credit Agreement) and to certain other documents executed in connection with the Credit Agreement; and

        WHEREAS, the parties wish to amend the Credit Agreement as provided herein;

        NOW, THEREFORE, the parties agree as follows:

        1.      Amendments to the Credit Agreement.

                A. Subsection 2.2(A)(1) of the Credit Agreement is hereby amended by deleting the chart in its entirety and by substituting in its place the following:

                   Ratio                             Percentage
                   -----                             ----------
        Less than 2.00 to 1.00                          0.00%
        2.00 to 1.00 through 2.49 to 1.00               0.50%
        2.50 to 1.00 through 2.99 to 1.00               0.75%
        3.00 to 1.00 through 3.49 to 1.00               1.00%
        3.50 to 1.00 or higher                          1.25%

                B. Subsection 2.2(A)(2) of the Credit Agreement is hereby amended by deleting the chart in its entirety and by substituting in its place the following:

                   Ratio                             Percentage
                   -----                             ----------
        Less than 2.00 to 1.00                          1.50%
        2.00 to 1.00 through 2.49 to 1.00               1.75%

        2.50 to 1.00 through 2.99 to 1.00               2.00%
        3.00 to 1.00 through 3.49 to 1.00               2.25%
        3.50 to 1.00 or higher                          2.50%

                C. Subsection 6.2 of the Credit Agreement is hereby amended by deleting the subsection in its entirety and by substituting in its place the following:

                "6.2 Total Interest Coverage. Borrower shall not permit Total Interest Coverage for the twelve (12) month period ending on the last day of each fiscal quarter during the periods set forth below to be less than the amount set forth below for such period.

                   Period                              Amount
                   ------                              ------
        1/1/97 through 3/31/97                          2.25
        4/1/97 through 6/30/97                          2.25
        7/1/97 and each quarter thereafter              3.00

                D. Subsection 6.3 of the Credit Agreement is hereby amended by deleting the subsection in its entirety and by substituting in its place the following:

                "6.3 Fixed Charge Coverage. Borrower shall not permit Fixed Charge Coverage for the twelve (12) month period ending on the last day of each fiscal quarter during the periods set forth below to be less than the amount set forth below for such period.

                   Period                              Amount
                   ------                              ------
        1/1/97 through 3/31/97                          1.00
        4/1/97 through 6/30/97                          1.00
        7/1/97 through 9/30/97                          1.00
        10/1/97 and each quarter thereafter             1.20

                E. Subsection 6.4 of the Credit Agreement is hereby amended by deleting the subsection in its entirety and by substituting in its place the following:

                "6.4 Senior Leverage. Borrower shall not permit the ratio of Senior Debt as of the last day of each fiscal quarter during the periods set forth below to Pro Forma Operating Cash Flow for the twelve (12) month period ending on the last day of each fiscal quarter during the periods set forth below to be greater than the ratio set forth for such period.

                   Period                              Ratio
                   ------                          ------------
        3/1/97 through 8/31/97                     4.00 to 1.00
        9/1/97 through 9/30/98                     3.50 to 1.00
        10/1/98 through 9/30/99                    3.25 to 1.00
        10/1/99 through 9/30/00                    2.75 to 1.00
        10/1/00 and each month thereafter          2.25 to 1.00"

                F. Subsection 6.5 of the Credit Agreement is hereby amended by deleting the subsection in its entirety and by substituting in its place the following:


                "6.5 Total Indebtedness Leverage. Borrower shall not permit the ratio of total Indebtedness of Borrower and its Subsidiaries on a consolidated basis as of the last day of each fiscal quarter during the periods set forth below to Pro Forma Operating Cash Flow for the twelve
        (12) month period ending on the last day of each fiscal quarter during the periods set forth below to be greater than the ratio set forth for such period:

                   Period                              Ratio
                   ------                          ------------
        3/1/97 through 8/31/97                     5.50 to 1.00
        9/1/97 through 9/30/98                     4.00 to 1.00
        10/1/98 through 9/30/99                    3.75 to 1.00
        10/1/99 through 9/30/00                    3.25 to 1.00
        10/1/00 and each month thereafter          2.75 to 1.00"

        2.      Waiver.

        Subsections 6.2, 6.3, 6.4 and 6.5 of the Credit Agreement require that Borrower maintain certain Total Interest Coverage ratios, Fixed Charge Coverage ratios, Senior Leverage ratios and Total Indebtedness Leverage ratios, respectively, as provided therein. For the period ended February 28, 1997, Borrower did not meet the required levels as set forth in subsections 6.2, 6.3,
6.4 and 6.5, respectively.

        Borrower's failure to comply with each of subsections 6.2, 6.3, 6.4 and
6.5 of the Credit Agreement for the period ended February 28, 1997 constitute Events of Default under the Credit Agreement. In response to Borrower's request, Lenders hereby waive such Events of Default for such period; provided that nothing set forth herein shall be deemed to constitute a waiver of any other Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing.

        3. Representations and Warranties. To induce Lenders to enter into this Agreement, Borrower represents and warrants to Lenders that the execution, delivery and performance by Borrower of this Agreement are within its corporate powers, have been duly authorized by all necessary corporate action and do not and will not contravene or conflict with any provision of law applicable to Borrower, the Certificate of Incorporation or Bylaws of Borrower, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon Borrower; and the Credit Agreement as amended as of the date hereof is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

        4. Conditions. The effectiveness of the amendments stated in this Agreement is subject to each of the following conditions precedent or concurrent:

                (a) Fee. Borrower's payment to Lenders of a fee equal to $50,000.

                (b) Permitted Acquisitions. Borrower agrees that all acquisitions (including Permitted Small Acquisitions) will require Requisite Lenders' approval until such time as Borrower is in compliance with Senior Leverage and Total Indebtedness Leverage ratios of 3.50 and 4.00, respectively.

                (c) No Default. Except as set forth in Section 2 of this Agreement, no other Default or Event of Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing.

                (d) Warranties and Representations. The warranties and representations of Borrower contained in this Agreement shall be true and correct as of the effective date hereof, with the same effect as though made on such date.

        5.      Miscellaneous.

                (a) Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

                (b) Governing Law. This Agreement shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                (c) Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

                (d) Successors and Assigns. This Agreement shall be binding upon Borrower and Lenders and their respective successors and assigns, and shall inure to the sole benefit of Borrower and Lenders and the successors and assigns of Borrower and Lenders.

                (e) References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

                (f) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Credit Agreement. The parties hereto expressly do not intend to extinguish the Credit Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Credit Agreement which is evidenced by the Notes and secured by the Collateral. The Credit Agreement as amended hereby and each of the other Loan Documents remains in full force and effect.

                (g) Costs, Expenses and Taxes. Borrower affirms and acknowledges that subsection 10.1 of the Credit Agreement applies to this Agreement and the transactions and Agreements and documents contemplated hereunder.

                (h) Required Lender Approval. As required by Section 10.3 of the Credit Agreement, this Fourth Amendment shall become effective as of the date first set forth above upon execution by the Borrower and Requisite Lenders and acknowledgement hereof by Grand Distributing Corp., Arnold Paint Company, McNeil & Sons Auto Paint, Inc., Auto Body Supply Corporation, Automotive Paint and Supply Company, Incorporated and Santa Clara Color Service, Inc. The Lenders identified on the signature pages hereof constitute all of the Lenders as of the date first set forth above.

                (i) Ratification. The terms and provisions set forth in this Fourth Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Fourth Amendment, the terms and provisions set forth in the Credit Agreement are ratified and confirmed and shall continue in full force and effect. All representations, warranties, covenants and agreements of Borrower set forth in the Credit Agreement, as modified hereby, are hereby restated as of the date hereof.

                (j) Amendment; Assignment. This Fourth Amendment may not be modified, altered or amended except by an instrument in writing signed in accordance with Section 10.3 of the Credit Agreement. Borrower may not sell, assign or transfer this Fourth Amendment or any portion thereof, including, without limitation, any of Borrower's rights, titles, interests, remedies, powers and/or duties hereunder or thereunder.

                (k) Severability. If any provision of this Fourth Amendment or the application thereof to any Person or circumstance is held invalid or unenforceable, the remainder of this Fourth Amendment and the application of such provision to other Persons or circumstances will not be affected thereby and the provisions of this Fourth Amendment shall be severable in any such instance.

                (l) Entire Agreement. This Fourth Amendment, including all Exhibits and other documents attached hereto or incorporated by reference herein, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to same.

        Delivered at Chicago, Illinois, as of the day and year first above written.


                           Signature Pages to Follow

THOMPSON PBE, INC.


By:  /s/ Michael O'Donovan
    -------------------------------
Name:    Michael O'Donovan
      -----------------------------
Title: Executive Vice President and
       Chief Financial Officer
       ----------------------------


HELLER FINANCIAL, INC., as Agent


By:  /s/ Robert M. Horak
    -------------------------------
Name:    Robert M. Horak
      -----------------------------
Title: Assistant Vice President
       ----------------------------


GIROCREDIT BANK
AKTIENGESELLSCHAFT DER SPARKASSSEN


By:  /s/ Anca Trifan
    -------------------------------
Name:    Anca Trifan
      -----------------------------
Title: Vice President
       ----------------------------


SANWA BUSINESS CREDIT CORPORATION


By:  /s/ Lawrence J. Placek
    -------------------------------
Name:    Lawrence J. Placek
      -----------------------------
Title: Vice President
       ----------------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]

FLEET NATIONAL BANK


By:  /s/ Eric C. Vander Mel
    -------------------------------
Name:    Eric C. Vander Mel
      -----------------------------
Title: Vice President
       ----------------------------


UNION BANK OF CALIFORNIA, N.A.


By:  /s/ Richard P. DeGrey
    -------------------------------
Name:    Richard P. DeGrey
      -----------------------------
Title: Vice President
       ----------------------------

                                ACKNOWLEDGEMENT


        GRAND DISTRIBUTING CORP. acknowledges and consents to the terms of this Fourth Amendment and hereby affirms, ratifies and confirms all of the terms of its Continuing Guaranty dated January 5, 1995.


                                        GRAND DISTRIBUTING CORP.


                                        By: /s/ Mortimer Kline
                                            --------------------
                                        Title:  President
                                               -----------------

                                ACKNOWLEDGEMENT


        ARNOLD PAINT COMPANY acknowledges and consents to the terms of this Fourth Amendment and hereby affirms, ratifies and confirms all of the terms of its Continuing Guaranty dated February 16, 1995.


                                        ARNOLD PAINT COMPANY


                                        By: /s/ Mortimer Kline
                                            --------------------
                                        Title:  President
                                               -----------------

                                ACKNOWLEDGEMENT


        MCNEIL & SONS AUTO PAINT, INC. acknowledges and consents to the terms of this Fourth Amendment and hereby affirms, ratifies and confirms all of the terms of its Continuing Guaranty dated February 15, 1996.


                                        MCNEIL & SONS AUTO PAINT, INC.


                                        By: /s/ Mortimer Kline
                                            --------------------
                                        Title:  President
                                               -----------------

                                ACKNOWLEDGEMENT


        SANTA CLARA COLOR SERVICE, INC. acknowledges and consents to the terms of this Fourth Amendment and hereby affirms, ratifies and confirms all of the terms of its Continuing Guaranty dated February 15, 1996.


                                        SANTA CLARA COLOR SERVICE, INC.


                                        By: /s/ Mortimer Kline
                                            --------------------
                                        Title:  President
                                               -----------------

                                ACKNOWLEDGEMENT


        AUTO BODY SUPPLY CORPORATION acknowledges and consents to the terms of this Fourth Amendment and hereby affirms, ratifies and confirms all of the terms of its Continuing Guaranty dated October 4, 1996.


                                        AUTO BODY SUPPLY CORPORATION


                                        By: /s/ Mortimer Kline
                                            --------------------
                                        Title:  President
                                               -----------------

                                ACKNOWLEDGEMENT


        AUTOMOTIVE PAINT AND SUPPLY COMPANY, INCORPORATED acknowledges and consents to the terms of this Fourth Amendment and hereby affirms, ratifies and confirms all of the terms of its Continuing Guaranty dated April 19, 1996.


                                        AUTOMOTIVE PAINT AND SUPPLY
                                        COMPANY, INCORPORATED


                                        By: /s/ Mortimer Kline
                                            --------------------
                                        Title:  President
                                               -----------------